Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated December 18, 2017
to Prospectus dated May 1, 2016 as supplemented

Effective December 18, 2017, the redemption fee for Fidelity VIP Financial Services Portfolio will be removed. Therefore, the first two sentences under the first paragraph of Short Term Redemption Fees under Section 4: Sub-Account Option of the prospectus, is replaced with the following:

Certain Sub-accounts invest in Portfolios that impose a short-term redemption fee. Those Portfolios are the Fidelity VIP Energy Portfolio and the Fidelity VIP Technology Portfolio.